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                                                                 EXHIBIT 10.11

LOGO Brokerage Information Services Group              SIGNED IN DUPLICATE
     2 Journal Square Plaza
     Jersey City, New Jersey 07306


                           MASTER SERVICES AGREEMENT

XXXant Advantage Trading Group, Inc.
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Address: 1385 West State Road 434
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County:   Longwood         State:   FL       Zip Code:      32750
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 1. SCOPE OF AGREEMENT.

A. Securities Industry Software, a division of ADP Financial Information Services, Inc. ("ADP") agrees to provide Client and Client agrees to obtain from ADP, in accordance with the terms and conditions this Agreement and the Schedules hereto, the following:
       (i) the services described in the Schedules to this Agreement (the "Services");
       (ii) the grant of licenses and/or sublicenses to the applications software listed in the Schedules to this Agreement (the "Application Software");
       (iii) the software support services to the Applications Software referred to in Paragraph 9 below and as may be further described in the Schedules to this Agreement (the "Support Services");
       (iv) the Equipment listed in the Schedules to this Agreement (the "Equipment") and the grant of licenses and/or sublicenses to the operating software to such Equipment listed in the Schedules to this Agreement (the "Operating Software"); and
       (v) the maintenance services for the Equipment referred to in Paragraph 14 below and as may be further described in the Schedules to this Agreement (the "Maintenance Services").
B. ADP may, from time to time during the term of this Agreement, provide Client, at Client's request, with services, applications software, operating software, software support services, equipment and equipment maintenance services which are then being provided by ADP and are not specifically covered by the Schedules hereto. The terms "Services", "Applications Software" and "Operating Software" (collectively the "Software"). "Support Services", "Equipment" and "Maintenance Services" shall automatically be amended from time to time to include all such additional services, application software, operating software, software support services, equipment and equipment maintenance services, as the case may be, which are provided by ADP to Client.
C. ADP will provide the Services, Software, Support Services, Equipment and Maintenance Services within the continental United States in accordance with the terms, conditions and prices set forth in this Agreement and the Schedules hereto. At Client's request, ADP may, in its sole and absolute discretion, provide the Services, Software, Support Services, Equipment and Maintenance Services outside of the continental United States in accordance with prices to be mutually agreed upon, the terms and conditions of this Agreement and such other tmers and conditions as may be mutually agreed to by ADP and Client, it being understood that changes to the terms and conditions of this Agreement and other agreed upon terms and conditions may be necessary to meet applicable laws, rules and regulations, and local market customs and requirements.

2. TERM OF AGREEMENT.
   The term of this Agreement shall be for the period commencing the date this Agreement has been signed by an authorized officer of both ADP and Client and continuing until all Schedules hereto have terminated. The term of each Schedule shall be for the period indicated therein. Client's and ADP's continuing obligations under this Agreement and the Schedules hereto (including, without limitation, those relating to Client's payment of the charges referred to in Paragraph 3 below, and to the "ADP Products," the "Confidential Information" and the "Client Files" (all as hereinafter defined)) shall survive the termination of this Agreement and the Schedules hereto.

3. CHARGES.
A. The initial charges for the Services, Software, Support Services, Equipment and Maintenance Services listed in the Schedules shall be as set forth in the applicable Schedules. The charges for any services, applications software, operating software, software support services, equipment and equipment maintenance services provided by ADP to Client which are not listed in the Schedules shall be mutually agreed to by ADP and Client and shall be in addition to the charges listed in the Schedules.
B. The charges for any of the Services, Software, Support Services, Equipment and Maintenance Services listed in the Schedules may be changed by ADP only in the manner, and to the extent, set forth therein. The charges for any services, applications software, operating software, software support services, equipment and equipment maintenance services provided by ADP to Client which are not listed in the Schedules may be changed by ADP at any time and from time to time upon at least 30 days prior written notice to Client.
C. Client will be invoiced for all supplies provided by ADP in preparing the various reports and documents required by the applicable Schedules at ADP's then current prices for such supplies.
D. The cost of any conversion services provided pursuant to Paragraph 5 below, and/or for any equipment installation services provided pursuant to Paragraph 13 below, will be ADP's then prevailing normal charges therefor.
E. The communications charges set forth in the Schedules are based on current communication costs paid to common carriers and other communication vendors. ADP reserves the right to immediately pass on any increase or decrease in such charges to Client, no discounts shall apply to such increase or decrease, ADP may, to the extent set forth in the Schedules, charge Client administration fees for the services provided to Client pursuant to this Paragraph 3(E) and Paragraph 4 below.
F. There shall be added to all charges invoiced Client pursuant to this Agreement and the Schedules hereto amounts equal to any applicable taxes, exclusive of taxes based on ADP's net income.
G. Client by using any of the Services, Software, Support Services, Equipment and Maintenance Services agrees to pay, within 10 days after the date of any invoice from ADP, the then applicable charges for the Services, Software, Support Services, Equipment and Maintenance Services covered thereby. If Client fails to pay any amounts due under this Agreement and the Schedules hereto, Client shall, upon demand, pay interest at the rate of 1-1/2% per month (but in no event more than the highest interest rate allowable by law) on such delinquent amounts from the due date until the date of payment.
H. Any security deposit set forth in a Schedule shall be paid by Client to ADP concurrently with Client's execution of the applicable Schedules. Such security deposit shall be held by ADP to ensure payment of charges accruing under the applicable Schedule. ADP may, in its sole discretion, use the Client's security deposit to offset any charges arising under this Agreement and any Schedule hereto which remain due and unpaid 30 days or more after any invoice date. ADP expressly reserves the right to require payment by the Client of additional security deposit funds whenever the amount on deposit is reduced as a consequence of the operation of this Paragraph 3(H) or whenever, in ADP's judgment, Client's ability to meet its obligations under this Agreement becomes impaired. Any security deposit will be refunded to Client, without interest, within 30 days after the termination of the Schedule as to which it relates, provided that Client has fulfilled all of the terms and conditions of this Agreement and the applicable Schedule. ADP may, at its option, apply Client's security deposit balance to Client's final invoice relating to such terminated Schedule.

4. COMMUNICATIONS LINES AND EQUIPMENT.
A. ADP may order, on Client's behalf, the installation of appropriate communications lines and equipment to enable Client to access the Services.
B. ADP shall not be responsible for the reliability or continued availability of the communications lines and equipment used by Client in accessing the Services.
C. Client shall be exclusively responsible for, and shall pay (in the manner set forth in the Schedules hereto), any and all installation, monthly and other charges arising in connection with the installation and use of communications lines and equipment used in connection with the Services.
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5. CONVERSION TO THE SERVICES.
   To the extent provided in the applicable Schedules, ADP will convert the applicable "Client Files" (as defined in Paragraph 11(A) below) to make them compatible with the Services being provided to Client. Client agrees to cooperate with ADP and provide ADP with all necessary information and assistance required for ADP to successfully convert all Client Files necessary to obtain the applicable Services. Client will assign a liaison person to assist and cooperate with ADP in any such conversion.

6. AVAILABILITY OF THE SERVICES AND SUPPORT.
A. ADP shall determine in accordance with its normal acceptance procedures when the Services being provided to Client are operational and available for Client's use.
B. The Services, and ADP's support thereof, will be provided on a daily basis on each New York Stock Exchange trading day, and on any day on which trading may be suspended on the New York Stock Exchange but on which clearing activities are operational or on which the New York Stock Exchange is otherwise open for business. Except for the conversion services referred to in Paragraph 5 above and except as may be otherwise mutually agreed to by ADP and Client, none of the Services, and ADP's support thereof, shall be provided Saturdays, Sundays or legal holidays. The term "trading day" means any day on which the purchase or sale of securities, options and the like occurs.
C. Hours for accessing and/or using any particular Service, and ADP's support thereof, will be those hours of those days that such particular Service, and the related support services, are generally made available by ADP. Such Service, and related support services, may also be available at other than normally designated hours; in such event Client may, at its option and subject to any additional charges therefor, use such source and/or related support services, at such other times.

7. USE OF THE SERVICES AND TRAINING.
A. Client agrees that it will use the Services in accordance with such rules as may be established by ADP from time to time as set forth as materials furnished by ADP to Client.
B. Client will use the Services only for its own internal and proper business purposes and/or as an integral part of the services and, or products it provides to third parties and will not, except as permitted by the applicable Schedules, sell, lease, license or otherwise provide, directly or indirectly, any of the Services or any portion thereof to any third party.
C. Prior to obtaining any Services from ADP, Client will obtain approval of each and every entity, if any, whose approval is required for the receipt of such Services (including, but not limited to, securities and commodities exchanges, associations of securities and/or commodities dealers, federal, state and local governmental entities and data base suppliers). Client shall comply with any conditions, restrictions, or limitations imposed by any of the aforementioned entities and shall pay all fees or charges such entities may impose. In addition, Client shall comply with the reporting requirements of the securities and commodities exchanges and associations of securities and/or commodities dealers. Such reporting requirements include furnishing ADP such information as may be required by the aforementioned entities. Failure of Client to comply with the requirements of this Paragraph 7(C) shall constitute a default under the provisions of Paragraph 20 below. CLIENT SHALL INDEMNIFY AND HOLD ADP HARMLESS FROM AND AGAINST ANY LOSS OR DAMAGE CAUSED BY REASON OF CLIENT'S FAILURE TO COMPLY WITH THE PROVISIONS OF THIS PARAGRAPH 7(C).
D. ADP shall provide Client with training on using the Services in accordance with, and to the extent provided by, ADP's then prevailing practices and as may be further described in the Schedules to this Agreement.
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8. SOFTWARE.
A. Client acknowledges that it is a licensee and/or sublicensee of ADP of the various Applications Software and Operating Software programs contained in the Software; Client accepts such licenses and/or sublicenses, as the case may be, from ADP for the Software upon the terms and conditions set forth in this Agreement.
B. The licenses and/or sublicenses for the Software granted by ADP to Client hereunder convey personal, non-exclusive, non-transferable rights and licenses and/or sublicenses, as the case may be, to Client to use the Software in conjunction with the Services and/or the Equipment only.
C. Except for Software for which Client has been granted a perpetual license as listed on the Schedules, all Software (including the magnetic or other physical media on which it is originally or subsequently recorded or fixed) will be returned by Client to ADP or will be completely deleted, erased or otherwise destroyed by Client, in accordance with ADP's instructions, promptly after the termination of the Schedule as to which it relates. Client shall, with respect to Software for which it has been granted a perpetual use license as listed on the Schedules, own the magnetic or other physical media on which the Software is originally or subsequently recorded or fixed; provided that Client shall not have any interest in the Software recorded on the original diskette copy(ies) and all subsequent copies of the Software (regardless of the form or media in or on which the original and other copies may subsequently exist), except to the extent of the limited licenses and/or sublicenses granted it under this Agreement.

9. SOFTWARE SUPPORT SERVICES.
A. ADP shall provide the specific Support Services set forth in the Schedules. As commercially released to its clients at no charge, ADP shall make available to Client, free of charge, all improvements, enhancements, modifications, updates, releases and revisions to the Software. All improvements, enhancements, modifications, updates, releases and revisions to the Software (which are not provided to Client under the immediately preceding sentence and which are not included in the Support Services) shall be provided to Client for ADP's then prevailing charges therefor.
B. Client agrees to incorporate all improvements, enhancements, modifications, updates, releases and revisions to the Software delivered by ADP to Client into the Software. Client shall not, without the prior written consent of ADP, change or otherwise modify any Software.
C. Any custom programming or custom program maintenance requested by Client will be provided by ADP on a time and materials basis at charges, terms and conditions to be mutually agreed to by ADP and Client (the "Client Software"). ADP reserves the right to determine if it will provide any such Client Software programming or maintenance services. ADP may independently develop software similar to the Client Software provided it does not infringe upon Client's ownership rights to the Client Software.
D. Client may request ADP, from time to time hereunder and for ADP's then prevailling charges therefor, to approve Client Software developed by Client or a third party, or other software owned by Client or licensed by Client from a third party, for use in conjunction with the Services, Software and/or Equipment. ADP shall perform such procedures (as set forth in Paragraph 15 below), if any, as are, in ADP's sole and absolute discretion, necessary for it to determine whether it can give Client the approval sought by Client pursuant to this Paragraph 9(D). ADP will not provide Support Services for the software referred to in this Paragraph 9(D); any and all support for such software shall be Client's responsibility. Client will not use the software referred to in this Paragraph 9(D) in conjunction with the Services, Software and/or Equipment prior to complying with the steps set forth in Paragraph 15 below.
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10. OWNERSHIP, USE AND CONFIDENTIALITY OF ADP PRODUCTS.
A. Client acknowledges that the Software, the data bases which are part of the Service, and the systems used by ADP in connection with the Services and related materials, and all copyrights, patents, trade secrets and other intellectual and proprietary rights therein and thereto (collectively the "ADP Products") are and shall remain the exclusive and confidential property of ADP or the third parties for whom ADP is acting as agent or from whom ADP has obtained the right to use the ADP Products.
B. Client may use the ADP Products only in conjunction with the Services, Software and Equipment. Client shall not copy, in whole or in part, the ADP Products or related documentation, whether in the form of computer media, printed or in any other form; provided, however, that Client may make an appropriate number of copies of the ADP Products for back-up purposes only. Client shall not make any alteration, change or modification to any of the ADP Products without ADP's prior written consent in each instance. CLIENT MAY NOT RECOMPILE, DECOMPILE, DISASSEMBLE, REVERSE ENGINEER, OR MAKE OR DISTRIBUTE ANY OTHER FORM OF, OR ANY DERIVATIVE WORK FROM, THE ADP PRODUCTS (INCLUDING THE SOFTWARE).
C. Client shall treat as confidential and will not disclose or otherwise make available any of the ADP Products or any trade secrets, processes, proprietary data, information or documentation related thereto (collectively the "Confidential Information"), in any form, to any person other than empolyees of Client with a need-to-know. Client will instruct its employees who have access to the ADP Products and the Confidential Information to keep the same confidential, by using the same care and discretion that Client uses with respect to it's own confidential property and trade secrets. Upon the termination of a Schedule for any reason, Client shall, except as set forth in Paragraph 8(C) above, return to ADP any and all copies of the ADP Products and the Confidential Information which are in its possession relating to such terminated Schedule.

11. CONFIDENTIALITY OF CLIENT FILES; FILE SECURITY AND RETENTION.
A. Any Client files or other information provided by Client to ADP for use with the Services and identified in writing as confidential (collectively the "Client Files") shall remain the exclusive and confidential property of Client. ADP shall treat as confidential and will not disclose or otherwise make available any Client Files to any person other than employees of ADP with a need-to-know. ADP will instruct its employees who have access to the Client Files to keep the same confidential by using the same care and discretion that ADP uses with respect to its own confidential property and trade secrets.
B. ADP will provide reasonable security provisions to ensure that access to the Client Files is available only to Client. ADP reserves the right to issue and change regulations and procedures from to time to time to improve file security.
C. ADP will take reasonable precautions to prevent the loss of or alteration to the Client Files retained by ADP, but ADP cannot guarantee against any such loss or alteration. Accordingly, Client will keep copies of the source documents of the information delivered to ADP and will maintain procedures external to the ADP system for the identification of such losses and for the reconstruction of lost or altered Client Files, to the extent deemed necessary by Client.
D. ADP shall retain the Client Files in accordance with, and to the extent provided by, ADP's then prevailing records retention policies.

12. EQUIPMENT - RISK OF LOSS; OWNERSHIP.
A. Title to any Equipment purchased by Client shall pass to Client at the point of shipment title to any Equipment which is not purchased by Client shall remain with ADP. Client shall have the option of obtaining additional equipment (in addition to the Equipment) from any third party; provided that, such equipment: (i) must be compatible to the Equipment and have compiled with the procedures set forth in Paragraph 15 below (for which Client has paid ADP its then prevailing charges therefor); and (ii) shall be maintained in the manner provided for in Paragraph 14 below.
B. Client shall assume all risk of loss or damage to any Equipment on which title has passed to Client. No loss, theft or damage to the Equipment after the passage of title to Client shall relieve Client of its obligations to pay the charges due, or perform any of its other obligations under, this Agreement.
C. ADP reserves a purchase money security interest in any Equipment being purchased by Client in the amount of the unpaid balance of the purchase price until payment in full of such purchase price. A financing statement under the Uniform Commercial Code may be filed with the appropriate public authorities and Client agrees to sign any forms presented to it which are necessary to protect ADP's security interest therein.

13. EQUIPMENT - INSTALLATION AND ENVIRONMENTAL SPECIFICATIONS:
A. Client shall provide a suitable installation environment for the Equipment as described in ADP's enivronmental specifications set forth in the Schedules (the "Environmental Specifications"). Client shall provide and install all wiring and cabling required for installation of the Equipment, shall provide an ordinary telephone extension within 10 feet of where the Equipment will be installed, and shall install all electrical and other utilities specified in the Environmental Specifications. The Equipment shall be installed and placed in good working order by Client, ADP or ADP's designee, as indicated in the Schedules.
B. Client will at all times maintain the location at which the Equipment is installed in accordance with the Environmental Specifications.

14. EQUIPMENT MAINTENANCE SERVICES.
A. ADP, or its designee, shall provide Maintenance Services for the Equipment and additional equipment referred to in Paragraph 12 above (to the extent set forth in the Schedules). Any and all maintenance for Equipment and additional equipment not maintained by ADP, or its designee, will be client's repsonsibility.

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B. For the Equipment and additional equipment it is maintaining, ADP, or its designee, shall provide normal on-site remedial Maintenance Services during the hours such on-site remedial Maintenance Services are then generally provided by ADP to its clients and as may be further described in the Schedules, excluding New York Stock Exchange observed holidays; preventive Maintenance Services shall be provided as determined necessary by ADP, or its designee, and shall be performed during the same hours as on-site remedial Maintenance Services are provided.
C. Maintenance Services include replacement of all unserviceable parts. Replaced parts become the property of ADP.
D. Maintenance Services do not include (and ADP shall charge Client ADP's then prevailing normal charges for providing):
         (i) Electrical work external to the Equipment and additional equipment.
         (ii) Maintenance of accessories, attachments, or other devices not covered by the Schedules.
         (iii) Furnishing platens, ribbons, tapes, diskettes, supplies or accessories, painting or refinishing, making specification changes or performing services connected with installation, removal or relocation of Equipment and additional equipment, or adding or removing accessories, attachments or other devices unless specifically agreed to. The replacement of parts such as cathode ray tubes is limited to failure of such parts and does not include such occurrences as burnt phospher of the CRT screen.
         (iv) Such other services which are impractical for ADP, or its designee, to render because of alterations, not approved by ADP, to the Equipment and additional equipment.
         (v) Repair of any Equipment or additional equipment problem caused by non-ADP representatives performing maintenance or repair of such Equipment or additional equipment, unless approved by ADP.
         (vi) Repair of damage resulting from (a) fire, theft, disaster, catastrophe or acts of God, transportation, neglect or misuse, power failure, communications line or equipment failure, (b) failure of foreign interconnect equipment, (c) use of the Equipment or additional equipment for purposes other than for which it was designed, (d) alterations or attachments to, or the use of accessories or supplies not suitable for the Equipment or additional equipment, (e) operational errors, fault or negligence of the Client or, (f) causes other than ordinary wear and tear.
         (vii) Repair of damage or increase in repair service time caused by non-compliance with the Environmental Specifications, or Clients improper use, management or supervision of the Equipment or additional equipment (including, without limitation, the use of supplies, disc packs, diskettes, tapes and tape cartridges not designated in writing by ADP as suitable for use with the Equipment or additional equipment).
         (viii) Repair of damage resulting from problems in the Software if, without the approval of ADP, (a) the Software has been altered in any way not permitted by Paragraph 9 above, or (b) software, other than the Software and other software previously approved by ADP in accordance with the provisions set forth in Paragraph 15 below, has been installed in the Equipment or the additional equipment.
E. Client shall permit ADP, or its designee, to have complete access to the Equipment and the additional equipment being maintained by it during normal business hours.

15. NON-ADP PROVIDED SOFTWARE AND EQUIPMENT.
When Client requests ADP to give it the approval referred to in Paragraphs 9(D) or 12(A) above, ADP will promptly notify Client if ADP reasonably believes (after being advised of Client's intentions and having reasonable time to review, to the extent it determines necessary in its sole and absolute discretion, the likely effect of the proposed software or equipment addition) that such software or equipment will degrade the performance of the Services, Software and/or Equipment below their respective specifications and/or will increase the Support Services and/or Maintenance Services which ADP, or its designee, will have to perform on the Software or the Equipment, and the reasons for such belief. Client will, upon request, demonstrate to ADP that degradation in Services, Software and/or Equipment performance or increase in Support Services or Maintenance Services is unlikely. If ADP determines that such degradation in Services, Software and/or Equipment performance or increase in Support Services or Maintenance Services is likely, ADP shall demonstrate such anticipated performance degradation in Services, Software and/or Equipment or increased Support Services or Maintenance Services, and Client shall have the option of:
         (i) responding to such problems and satisfying ADP, in accordance with criteria to be mutually agreed to by ADP and Client, that the performance of the Services, Software and Equipment will not be degraded, and/or the Support Services or Maintenance Services required to be performed by ADP, or its designee, will not be increased, by such additional software or equipment, provided that ADP's consent shall not be unreasonable withheld; or
         (ii) as a condition of receiving ADP's approval for the use of the software or equipment in question, agreeing with ADP as to appropriate changes in ADP's warranties set forth in Paragraph 16 below, and in ADP's Support Services under Paragraph 9 above and/or Maintenance Services under Paragraph 14 above (and ADP's charge therefor), in order to enable ADP not to be breach of its obliagations under Pragraphs 9, 14 and 15 hereof.
Client agrees it will not add any software or equipment that would degrade the services ADP provides to its other clients, provided that ADP demonstrates to Client such anticiapted degradation.

16. WARRANTY.
A. ADP warrants that the Services, the Software and the Client Software shich may be dveloped by ADP pursuant Paragraph 9(C) above will conform to their respective functional and technical specifications. Such specifications are subject to amendment, from time to time, by ADP in which case the Services, Software and ADP-developed Client Software will conform to their modified respective functional and technical specifications. This warranty shall not extend to Software and ADP-developed Client Software which has been altered, changed or modified in any way, not permitted by Paragraph 9 above, without ADP's prior written consent in each instance.
B. ADP represents and warrants that the Equipment and the additional equipment which is maintained by ADP, or its designee, will be in good working order during the period it is maintained by ADP hereunder. This warranty shall not extend to Equipment and/or additional equipment that has been subjected to misuse, neglect or accident or which shall have been altered or repaired other than by ADP, or its designee.
C. ADP warrants to Client that, except as provided in Paragraph 12(C) above, good title to the Equipment purchased from ADP shall be transferred to Client, free and clear of all liens, claims, encumbrances and security interests whatsoever.
D. EXCEPT AS SPECIFICALLY PROVIDED HEREIN, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, THE SOFTWARE, THE ADP-DEVELOPED CLIENT SOFTWARE, THE EQUIPMENT, THE ADDITIONAL EQUIPMENT, THE SUPPORT SERVICES AND/OR THE MAINTENANCE SERVICES INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

17. LIMITATION OF LIABILITY.
A. ADP's sole liability to Client or any third party for any claims, notwithstanding the form of such claims (e.g. contract, negligence, or otherwise), arising out of errors or omissions in the Services provided or to be provided by ADP hereunder and pursuant to the Schedules and caused solely by ADP shall be to furnish the correct report or data and to correct the applicable Client Files, provided that Client promptly advises ADP threof.
B. ADP will make every reasonable effort to have the Services available during the hours referred to in Paragraph 6 above. However, ADP cannot and does not guarantee such availability. Accordingly, ADP's sole liability to Client or any third party for claims, notwithstanding the form of such claims (e.g., contract, negligence or otherwise), arising out of (i) the interruption in or delay of the Services provided or to be provided by ADP hereunder and pursuant to the Schedules or (ii) the unavailability of the ADP system, shall be to use its best efforts to resume the Services and/or to make the ADP system available, as promptly as reasonably practicable.
C. ADP shall not have any obligation or liability to Client or any third party
   (i) relating to or arising out of displaying or furnishing of data bases and/or securities and/or commodities information and prices, and related market and statistical information and prices based on such data bases or securities or commodities information and prices, (ii) for errors or omissions in collecting, processing, disseminating or displaying the same, or
   (iii) for the accuracy of data bases or securities or commodities information and prices, and related market and statistical information and prices displayed, carried or furnished by or through the Services, Software, Client Software developed by ADP pursuant to Paragraph 9(C) above, Equipment and/or additional equipment maintained by ADP. ADP shall not have any liability or obligation for the accuracy or display of Client's data and information, and with respect thereto Client shall defend, indemnify, save and hold harmless ADP, is successors and assigns against any and all actions, proceedings, claims, liabilities, demands and costs, damages, losses and expenses (including, but not limited to, reasonable attorney's fees) to which ADP may be subjected by furnishing such data and information or by reason of, but not limited to, any delays, errors, inaccuracies or omissions whatsoever with respect to the furnishing of such data and information.
D. ADP shall not have any liability under this Agreement and the Schedule hereto for any money damages resulting from claims made by Client or any third party for any and all causes covered by Paragraphs 17(A), 17(B), and 17(C) above. ADP's sole liability under this Agreement and the Schedules hereto for money damages resulting from claims made by Client or any third party arising from or related to any and all causes not covered by Paragraphs 17(A), 17(B) and 17(C) above shall not exceed the lesser of (i) the amount of actual damages incurred by Client, and (ii) the amount which will not exceed one month's average total monthly charges paid by Client for the particular Services, Software, ADP-developed Client Software, Equipment, Support Services or Maintenance Services as to which Client's claim relates during the twelve months preceding the month in which the damage or injury is alleged to have occurred, or such lesser number of months if Client has not received twelve months of the applicable Services. Software, ADP-developed Client Software, Equipment, Support Services or Maintenance Services. Such damages shall be the full extent of ADP's monetary liability under this Agreement and the Schedules hereto regardless of the form in which any such legal or equitable claim or action may be asserted against ADP and shall constitute Client's sole monetary remedy.
E. ADP shall not be liable or deemed to be in default for any delay or failure to perform under this Agreement and the Schedules hereto or for interuption of the Services, Software, ADP-developed Client Software, Equipment, additional equipment maintained by ADP, Support Services and/or Maintenance Services resulting directly or indirectly from any cause beyond ADP's reasonable control.
F. As used in Paragraphs 17(A), 17(B), 17(C), 17(D) and 17(E) above, the term "ADP" shall be deemed to include each third party who provides ADP with any portion of the Services, Software, ADP-developed Client Software, Equipment, Support Services or Maintenance Services being provided, or which will be provided to Client. Such third party shall not have any direct or indirect liability to Client for monetary damage on account of the Services, Software, ADP-developed Client Software, Equipment, Support Services or Maintenance Services provided, or to be provided, by ADP hereunder.
G. IF NO EVENT WILL ADP BE RESPONSIBLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH CLIENT MAY INCUR OR EXPERIENCE ON ACCOUNT OF ENTERING INTO OR RELYING ON THIS AGREEMENT AND THE SCHEDULES HERETO, EVEN IF ADP HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

18. LAWS AND GOVERNMENTAL REGULATIONS.
A. Client shall be responsible (i) for compliance with all laws and governmental regulations affecting its business and (ii) for any use it may maxe of the Services to assist it in complying with such laws and governmental regulations, and ADP shall not have any responsibility relating thereto (including, without limitation, advising Client of Client's responsibilities in complying with any laws or governmental regulations affecting Client's business). While ADP shall not have any responsibility for Client's compliance with the laws and regulations referred to above, ADP agrees to use its best efforts to cause the applicable Services to be designed in such a manner that they will be able to assist Client in complying with its applicable legal and regulatory responsbilities; in no event shall Client rely solely on its use of the Services in complying with any laws and governmental regulations.
B. If after the date hereof any modifications to the Services shall be legally required, ADP shall, except to the extent such changes may be beyond the capability of ADP to implement modify the Services appropriately. If providing any of the Services to Client hereunder violates, or in ADP's opinion is likely to violate, any laws or governmental regulations. ADP may, upon written notice to Client, immediately cease providing the affected Services to Client.

19. PROPRIETARY RIGHTS INFRINGEMENT.
A. With respect to the Equipment and all Software not developed by ADP, to the extent permitted under ADP's agreements with manufactures of the Equipment and licensors of the non-ADP developed Software, ADP agrees to pass on to Client the Equipment manufacturers' and non-ADP developed Software licensors' proprietary rights infringement indemnification obligations; provided, however that Client acknowledges that Client acknowledges that the Equipment manufacturers and non-ADP developed Software licensors shall be fuly responsible for the payment of any award under the terms of their agreements with ADP and that ADP shall not have any responsibility relating thereto.
B. With respect to the Software, and/or the Client Software, developed by ADP, ADP warrants that such Software and/or ADP-developed Client Software is free from any claim of infringement of any United States patent, copyright, trademark or trade secret. ADP shall indemnify and hold Client harmless from any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorney's fees) arising out of any infringement by such Software and/or ADP-developed Client Software of any United States patent, copyright, trademark or trade secret of any third party providing that:
         (i) promptly after becoming aware of the existence of any claim or litigation for which indemnity may be sought under this Paragraph 19(B). Client shall give ADP written notice thereof, together with any and all documentation related to such claim or litigation:
         (ii) ADP shall have full control over the defense and settlement of any claim or litigation for which indemnification is sought under this Paragraph 19(B); and
         (iii) Client shall cooperate with ADP in every reasonable way, at ADP's expense, to facilitate the defense or settlement of any such claim or litigation.
   If Client is enjoyed or otherwise prohibited from using such Software and/or ADP-developed Client Software, ADP shall, at its sole expense and at ADP's option, (x) procure for Client the right to continue using such Software and/or ADP-developed Client Software, or (y) substitute a non-infringing version of such Software and/or ADP-developed Client Software in a manner satisfactory to Client so that such Software and/or ADP-developed Client Software becomes non-infringing and still conforms to its applicable functional and technical specifications.
C. ADP shall have no liability for any claims of patent, copyright, trademark or trade secret infringement based on Client's use of the Equipment, the Software, and/or ADP-developed Client Software, in combination with software, equipment, data or services not supplied by ADP as part of this Agreement and the Schedule hereto (even if the procedures set forth in Paragraph 15 above have been complied with in connection therewith) or resulting from any modification or attempted modification of such Equipment, Software or ADP-developed Client Software made by anyone other than ADP, or its designee.


20. DEFAULT BY CLIENT: REMEDIES UPON DEFAULT.
   Should Client (a) fail to pay when due any sum of money due hereunder or pursuant to any of the Schedules hereto, (b) default in the performance of any of its other obligations under this Agreement or any of the Schedules hereto, or (c) commit an act of bankruptcy or become the subject of any proceeding under the Bankruptcy Act or any state bankruptcy law, or become insolvent, or have any substantial part of its property become subject to any levy, seizure, assignment, application or sale for or by any creditor or governmental agency, then, in any such event, ADP, at its option, may, upon written notice thereof, (i) terminate this Agreement and/or any or all of the Schedules hereto, (ii) declare all amounts due and to become due under this Agreement and/or any or all of the Schedules hereto immediately due and payable, (iii) whether or not this Agreement and/or any or all of the Schedules hereto are terminated take immediate possession of any or all of the items of purchased Equipment not fully paid for, whether situated and for such purpose enter upon any premises without liability for so doing, and (iv) sell, dispose of, hold, use or lease any items of purchased Equipment not fully paid for, as ADP, in its sole discretion may decide. Client agrees to reimburse ADP for any and all expenses ADP may incur, including reasonable attorney fees, in taking any of the foregoing actions. The remedies contained in this Paragraph 20 are cumulative and are in addition to all other rights and remedies available to ADP under this Agreement and the Schedules hereto, by operation of law or otherwise.

21. PURCHASE OR FINANCING OF EQUIPMENT.
A. ADP agrees that for the purposes of purchasing and financing of Equipment to be purchased from ADP, Client may, at its option, either (i) purchase the Equipment directly from ADP, (ii) purchase the Equipment directly from ADP and then resell it to a thrid party financing organization which will then lease the Equipment to Client or (ii) arrange to have a third party financing organization purchase the Equipment directly from ADP for the sole purpose of leasing the Equipment to Client under the conditions set forth in Paragraph
   21(B) below.
B. (i) ADP's obligations under this Agreement and the applicable Schedules relating to the Equipment shall run solely to Client, ADP shall have no obligations under this Agreement and the applicable Schedules relating to the Equipment to any third party (including without limitation, obligations for Maintenance Services).
   (ii) Any Equipment sold to third parties in accordance with this Paragraph 21 shall have the sole warranty that the Equipment will be in good working order when delivered to the applicable third party and, except to the extent set forth in Paragraph 12(C) above, will be, at the time of such delivery, free and clear of all liens, claims and encumbrances, EXCEPT AS STATED ABOVE AND
   AS SET FORTH IN THIS AGREEMENT AND THE APPLICABLE SCHEDULES, THERE ARE NO
   OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT
   (INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR
   FITNESS FOR A PARTICULAR PURPOSE).
   (iii) Client shall guarantee all obligations of the third party purchasing the Equipment hereunder to ADP, including timely payment.

22. GENERAL.
A. Client acknowledges that it has not been induced to enter into this Agreement and the Schedules hereto by any representation or warranty not set forth in this Agreement and the Schedules hereto. This Agreement and the Schedules hereto contain the entire agreement of the parties with respect to their subject matter and supersede all existing agreements and all other oral, written or other communications between them concerning their subject matter.
   This Agreement and the Schedules hereto shall not be modified in any way except by a writing signed by both parties.
B. This Agreement and the Schedules hereto may not be assigned by Client, without ADP's prior written consent. This Agreement and the Schedules hereto shall be binding upon and shall inure to the benefit of ADP and Client and their respective successors and permitted assigns.
C. If any provision of this Agreement and the Schedules hereto (or any portion hereof or thereof) shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement and the Schedules hereto shall not in any way be affected or impaired thereby.
D. All notices shall be in writing and shall be forwarded by registered or certified mail and sent to ADP and Client at the addresses set forth on the first page of this Agreement or to any other address designated in writing hereafter. Any notice to ADP shall be sent Attention: President, Brokerage
   Information Services Group, and shall include a copy to Automatic Data
   Processing, Inc., One ADP Boulevard, Roseland, New Jersey 07088, Attention:
   General Counsel.
E. The headings in this Agreement and the Schedules hereto are intended for conveniance of reference and shall not affect their interpretation.
F. The individuals executing this Agreement and the Schedules hereto on behalf of ADP and Client each represent and warrant that they are duly authorized by all necessary action to execute this Agreement and the Schedules hereto on behalf of their respective principals.
G. A breach of any provision of Paragraph 10 or 11 of this Agreement will cause
   ADP or Client, as the case may be, irreparable injury and damage and therefor may be enjoined through injunctive proceedings in addition to any other rights or remedies which may be available to such party, at law or in equity.
H. This Agreement and the Schedules hereto shall be governed in all respects by the laws of the State of New Jersey, without giving effect to principles of conflicts of law.
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
              ADP                                                            CLIENT
SECURITIES INDUSTRY SOFTWARE                                    ADVANTAGE TRADING GROUP INC

Approved by: /s/ Frederick J. Koczwara                         Approved by: /s/ Kevin M. Gagne/ Richard L. XXXXX
            --------------------------------                               -------------------------------------
             (Signature--Authorized Officer)                                  (Signature--Authorized Officer)

Name: Frederick J. Koczwara                                    Name: Kevin M. Gagne/ Richard L. XXXXX
      ---------------------------------                              ---------------------------------
              (Print or Type)                                                 (Print or Type)


Title: Vice President      Date: 3-9-01                        Title: C.E.O./President      Date: 2/22/01 / 2/22/01
       ---------------          --------                              -----------------          ------------------
       (Print or Type)                                                 (Print or Type)
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THIS AGREEMENT SHALL BECOME EFFECTIVE UPON BEING SIGNED BY AN AUTHORIZED OFFICER OF BOTH ADP AND CLIENT.
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